UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         August 12, 2010

SUN HEALTHCARE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12040	85-0410612
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18831 Von Karman, Suite 400 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (949) 255-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On August 12, 2010, Sun Healthcare Group, Inc. (“Sun”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies & Company, Inc. and Credit Suisse Securities (USA) LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”). The Underwriting Agreement provides for the sale of 26,750,000 shares of Sun’s common stock, par value $0.01 per share, to the Underwriters at $7.343 per share. The price to the public is $7.75 per share. In addition, Sun granted the Underwriters a 30-day option to purchase an additional 4,012,500 shares of common stock to cover over-allotments. The transaction contemplated by the Underwriting Agreement is expected to close on August 18, 2010, subject to the satisfaction of customary closing conditions. The shares are being offered and sold pursuant to Sun’s registration statement on Form S-3 (Registration No. 333-150561).

The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by this reference.  The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 7.01                      Regulation FD Disclosure.

On August 13, 2010, Sun issued a press release announcing the pricing of the shares of Sun’s common stock in the underwritten public offering.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 is being “furnished” pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of Sun under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

1.1
Underwriting Agreement, dated August 12, 2010, between Sun Healthcare
Group, Inc. and Jefferies & Company, Inc. and Credit Suisse Securities (USA)
LLC as representatives of the several underwriters named therein

5.1	Opinion of O’Melveny & Myers LLP
23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto)
99.1	Press Release, dated August 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HEALTHCARE GROUP, INC.

/s/ Mike Berg
Name: Mike Berg
Title: Secretary

Dated:  August 13, 2010

EXHIBIT INDEX

Exhibit Number	Description
1.1
Underwriting Agreement, dated August 12, 2010, between Sun Healthcare
Group, Inc. and Jefferies & Company, Inc. and Credit Suisse Securities (USA)
LLC as representatives of the several underwriters named therein

5.1	Opinion of O’Melveny & Myers LLP
23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto)
99.1	Press Release, dated August 13, 2010